EXHIBIT 10.75
FLOWSERVE CORPORATION
AMENDED AND RESTATED
1992 LONG-TERM INCENTIVE PLAN
     Section 1. Purpose of the Plan. This Flowserve Corporation Amended and Restated 1992 Long-Term Incentive Plan (the “Plan”) has been adopted to update the BW/IP International, Inc. 1992 Long-Term Incentive Plan (the “Prior Plan”), in order to permit continuation of unexercised options that would otherwise expire during a period in which exercise is not permitted. The changes reflected in this Plan are not intended to negatively impact any Grantee (as defined below).
     Section 2. Definitions.
     (a) “Award” means a grant of Stock Options under Section 6 of this Plan.
     (b) “Board” means the Board of Directors of the Company.
     (c) “Change in Control” shall be deemed to have occurred if (i) the percentage of the voting stock of Company owned by one or more persons (“person” as that term is defined for purposes of Sections 13(d) and 14(d) of the Exchange Act), or entities becomes more than 50 percent of the outstanding shares of Common Stock (determined on the basis of all outstanding stock of Company and not just with regard to a percentage increase of such persons or entities over their prior interest), whether such increase occurs by way of a merger, consolidation, redemption, direct transfer or sale of stock or otherwise, (ii) the stockholders of the Company approve a plan of complete liquidation of the Company, or (iii) the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the assets of the Company.
     (d) “Committee” means the Compensation and Benefits Committee of the Board, or any such other committee designated by the Board to administer the Plan.
     (e) “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     (f) “Company” means Flowserve Corporation, a New York corporation and its successors in interest.
     (g) “Date of Grant” means the date on which the granting of a Stock Option is authorized by the Committee.
     (h) “Employee” means any person who is a regular full time employee of the Company or a Subsidiary, including those who are officers or directors of the Company or a Subsidiary.
     (i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (j) “Fair Market Value” of Stock means the closing price on the New York Stock Exchange (or such successor reporting system as may be selected by the Committee) on the date the value of a Share is to be determined or, if there are no sales on such date, the next preceding date for which a sale is reported.
     (k) “Grantee” means an Employee who has been selected as a Participant in the Plan, and has received an Incentive Award.
     (l) “Company” means Flowserve Corporation., or any successor thereto.
     (m) “Incentive Award” means a Stock Option granted under the Plan.

     (n) “Incentive Stock Option’“ means a Stock Option as defined under section 422 of the Code and regulations thereunder.
     (o) “Key Employee” means any Employee deemed to have a direct and significant impact on the performance of the Company, as determined by the Committee in its sole and absolute discretion.
     (p) “Non-Qualified Stock Option” means an option other than an Incentive Stock Option.
     (q) “Option Agreement” means an agreement entered into in connection with Stock Options granted under the Plan.
     (r) “Participant” means an Employee determined in the Committee’s sole and absolute discretion to be eligible to receive Incentive Awards under this Plan.
     (s) “Plan” means the Flowserve Corporation Amended and Restated 1992 Long-Term Incentive Plan as set forth herein, and as amended from time to time.
     (t) “Prior Plan” means the BW/IP International, Inc. 1992 Long-Term Incentive Plan.
     (u) “Stock” means the Class A Common Stock of Company, $1.25 par value per share.
     (v) “Stock Option” means a Non-Qualified Stock Option or Incentive Stock Option.
     (w) “Subsidiary” means a “subsidiary corporation” as defined in section 424 of the Code that is subsidiary to the Company.
     (x) “Ten Percent Stockholder” means a Grantee who, at the time an Incentive Stock Option is granted, owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Company.
     Section 3. Shares Subject to the Plan.
     (a) Subject to adjustment as provided in Section 7(a) below, the aggregate number of shares of Stock to be delivered upon exercise of Stock Options granted under the Plan shall not exceed 1,000,000 shares. The shares of Stock to be delivered upon the exercise of Stock Options under the Plan shall be made available either from the authorized but unissued shares or from previously issued and reacquired shares of Stock held as treasury shares, including shares purchased on the open market.
     (b) If any Stock Option granted under the Plan expires, terminates or is cancelled without having been exercised in full, the number of shares of Stock as to which the Stock Option has not been exorcised shall become available for further grants under the Plan.
     Section 4. Administration.
     (a) The Plan shall be administered by non-employee members of the Committee, consisting of not less than two (2) members of the Board who shall qualify to administer the Plan as contemplated by Rule 16b-3, as amended, or any successor provision thereto (“Rule 16b-3”), or other applicable rules under Section 16(b) of the Exchange Act.
     (b) The Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to, the following:
     (i) Determining eligibility for awards;
     (ii) Granting of Incentive Awards (conditionally or unconditionally);

     (iii) Entering into Stock Option exchanges;
     (iv) Directing the Company to make accruals and payments provided for by the Plan;
     (v) Interpreting the Plan;
     (vi) Prescribing, amending, or rescinding rules and regulations relating to the Plan; and
     (vii) Determining the vesting schedules for all Awards.
     (c) With respect to Stock Options the Committee shall have full and final authority in its sole and absolute discretion to: determine whether the same shall be an Incentive Stock Option or a Non-Qualified Stock Option; determine the number of shares of Stock subject to each Stock Option; determine the time or times at which Stock Options will be granted; determine the exercise price of the shares subject to each Stock Option, which price shall not be less than the prices set forth in Section 6(a)(ii) and Section 6(c)(iii) of the Plan; and determine the time when each Stock Option shall become exercisable and the duration of the exercise period, which shall not exceed the maximum periods as set forth in Section 6(a)(ii) and Section 6(c)(v) of the Plan.
     (d) A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members in the absence of a meeting, shall be the acts of the Committee. All Committee interpretations, determinations and actions will be final, conclusive and binding on all parties.
     (e) No member of the Board or the Committee will be liable for any action taken or determination made in good faith by the Board or the Committee with respect to the Plan or any Incentive Award granted hereunder.
     Section 5. Eligibility.
     (a) Awards will be granted to Employees, groups of Employees, or classes of Employees selected or determined by the Committee in its sole and absolute discretion. Generally, awards will be granted to Key Employees of the Company. In determining the number of persons to whom awards shall be granted and the number of shares of Stock to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.
     (b) No Incentive Awards may be made to any person, who, at the time of the grant of the Incentive Awards, is a member of the Committee responsible for the administration of the Plan.
     Section 6. Stock Options.
     (a) Incentive Stock Options. Stock Options granted pursuant to this Section 6(a) are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions set forth in Section 6(c) hereof.
     (i) The aggregate Fair Market Value (determined as of the date the incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan (or any other plan of the Company or a Subsidiary) becoming exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.
     (ii) In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (a) the option price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option, and (h) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.
     (b) Non-Qualified Stock Options. Stock Options granted pursuant to this Section 6(b) are intended to constitute Non-Qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6(c) hereof.
     (c) General Terms and Conditions of Options.
     (i) Each Option Agreement shall state the number of shares of Stock to which the Stock Option relates.
     (ii) Each Option Agreement shall specifically state whether the Option constitutes an Incentive Stock Option or a Non-Qualified Stock Option.
     (iii) Each Option Agreement shall state the option price, which, in the case of an Incentive Stock Option (subject to Section 6(a)(ii) above) or a Non-Qualified Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date of grant.
     (iv) The option price shall be paid in full, at the time of exercise, in cash or in shares of Stock having a Fair Market Value equal to such option price or in combination of cash and such shares.
     (v) Unless the Committee shall otherwise determine, Stock Options shall be exercisable commencing on the third anniversary of the grant thereof, in one or more installments and subject to such other conditions as the Committee may determine. Except as described in the following sentence, however, in no event shall Stock Options be exercisable until the first anniversary of the grant thereof. The Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it deems appropriate. The exercise period shall be determined by the Committee. No Stock Option may he exercised more than ten years after the date of grant; provided, however, that the otherwise applicable ten year term of a Stock Option may be extended beyond ten years, thus causing the Stock Option to generally become a Nonqualified Option, if:
     (A) the exercise period is extended to a date no later than the later of:
     (1) the 15th day of the third month following the date at which, or
     (2) December 31 of the calendar year in which,
the option would otherwise have expired if the option had not been extended, based on the terms of the option at the original grant date, or
(B) the option is unexercisable because an exercise of the option would violate applicable securities laws, provided that the period during which the option may be exercised is not extended more than 30 days after the exercise of the option first would no longer violate applicable securities laws.
     (vi) The exercise period shall be subject to earlier termination as provided in Section 6(c)(vii) through Section 6(c)(ix) hereof. A Stock Option may be exercised after it has become exercisable by giving written notice of such exercise to the Committee or its designated agent.
     (vii) Except as provided for in this Section 6(c)(vii) or Section 6(c)(ix) hereof, a Stock Option may not be exercised unless the

Grantee is then an Employee, and unless the Grantee has remained continuously employed since the date of the grant of the Stock Option. Unless otherwise determined by the Committee at or after grant, in the event that the employment of a Grantee shall terminate (other than by reason of death, disability, or retirement at or after age 60), all Stock Options of such Grantee that are exercisable at the time of termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination,
     (viii) Unless otherwise determined by the Committee at or after grant, if a Grantee shall die, or if the Grantee’s employment shall terminate by reason of disability while an Employee, all Stock Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise any such Stock Options within one (1) year after the date of termination of such Grantee’s employment.
     (ix) Unless otherwise determined by the Committee at or after grant, if a Grantee shall retire from the employ of the Company or any Subsidiary thereof at or after age 60, all Stock Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee within three (3) years after the date of termination of such Grantee’s employment.
     Section 7. Changes in Capital Structure and Other Events.
     (a) If there is any change in the number of shares of Stock through the declaration of extraordinary dividends, recapitalization, stock splits, or combinations or exchanges of shares, or in the event of an extraordinary cash dividend or other similar transaction, the number of shares of Stock available for awards, the number of such shares covered by outstanding awards and the price per share of Stock Options or the applicable market value of Performance Units shall be appropriately adjusted by the Committee to reflect any such changes; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.
     (b) Upon dissolution or liquidation of Company or upon a reorganization, merger or consolidation of the Company with one (1) or more corporations as a result of which Company is not the surviving corporation, or upon the sale of all or substantially all of the assets of Company, (i) the Stock Options then outstanding under the Plan will become fully vested and exercisable, and (ii) all or some outstanding Performance Units will be immediately paid on the basis of an amount determined by the Committee.
     (c) In the event of a Change in Control, (i) all Stock Options shall immediately become fully vested and exercisable; (ii) the Committee may, in its sole and absolute discretion, determine to pay cash to any or all Stock Option holders in exchange for the cancellation of some or all of their outstanding Stock Options; and (iv) subject to the consent of the Grantee, the Committee may make any other adjustments to outstanding Incentive Awards or substitute new incentive awards for such outstanding Incentive Awards as it may, in its sole discretion, determine.
     (d) Adjustments made under this Section 7 will be made by the Committee as constituted immediately prior to the event occasioning such adjustment, whose determination as to what adjustments will be made and the extent thereof will be final, binding and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments.
     Section 8. Agreement by Grantee Regarding Withholding Taxes.
     If the Committee shall so require, as a condition of exercise of a Stock Option, each Grantee shall agree that no later than the date of exercise or other payment of an award hereunder, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state, or local taxes of any kind required by law to be withheld upon the exercise or realization of an Incentive Award, The Committee may also provide that a Grantee may elect to have the Corporation withhold shares of Stock otherwise issuable upon Stock Option exercise in satisfaction of federal, state and local tax with Company obligations (up to an amount permitted by applicable law or regulation, including Rule 16b-3) in connection with the exercise or realization of any such Incentive Award.
     Section 9. Term of the Plan.
     Incentive Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Prior Plan was adopted by the Board, or the date the Prior Plan was approved by the stockholders of BWIP Holding, Inc., whichever was earlier.
     Section 10. Amendment and Termination of the Plan.
     The Board at any time and from time to time may suspend, terminate, modify, or amend the Plan; provided, however, that any amendment that would materially increase the aggregate number of shares of Stock as to which awards may be granted under the Plan or materially increase the benefits accruing to Grantees under the Plan or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of a majority of the Stock issued and outstanding to the extent required by Rule 16b-3, applicable law or any other governing rules or regulations, except that any such increase or modification resulting from adjustments authorized by Section 7 hereof shall not require such approval. Except as otherwise provided for in Section 6, no suspension, termination, modification, or amendment of the Plan may adversely affect any Incentive Award previously granted, unless the written consent of the Grantee is obtained.
     Section 11. General Provisions.
     (a) All Incentive Awards shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the terms of the Plan (and with other such terms and conditions not inconsistent with the terms of the Plan as the Committee, in its sole and absolute discretion, shall establish).
     (b) Nothing in the Plan or in any Incentive Award granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to terminate such employment.
     (c) No shares of Stock will be issued or transferred pursuant to an Incentive Award unless and until all then applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Incentive Award, the Company may require the Participant to take any reasonable action to meet such requirements.
     (d) The Plan shall take effect upon its adoption by the Board subject to approval by the holders of a majority of the shares of Stock which are represented in person or by proxy and entitled to vote on the subject within twelve months after the date the Plan is adopted by the Board.
     (e) Awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized during the lifetime of the Grantee only by the Grantee or by his guardian or legal representative.
     (f) The section and subsection headings are contained herein for convenience only and shall not affect the construction hereof.